EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Peoples Bancorp Inc. ("Peoples Bancorp") on Form 10-Q for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert E. Evans, President and Chief Executive Officer of Peoples Bancorp, and I, John W. Conlon, Chief Financial Officer and Treasurer of Peoples Bancorp, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Peoples Bancorp.


Date:  November 12, 2003       /s/ ROBERT E. EVANS
                                   -----------------------------------
                                   Robert E. Evans
                                   Chairman
                                   President and Chief Executive Officer



Date:  November 12, 2003       /s/ JOHN W. CONLON
                                   -----------------------------------
                                   John W. Conlon
                                   Chief Financial Officer and Treasurer


* A signed original of this written statement required by Section 906 has been provided to Peoples Bancorp Inc. and will be retained by Peoples Bancorp Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

** This certification is being furnished as required by Rule 13a-14(b) under the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.